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                                    Schroder
                            Asian Growth Fund, Inc.

























                                                       First Quarter
                                                       Report
                                                       January 31, 1998


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                        SCHRODER ASIAN GROWTH FUND, INC.

                               FIRST QUARTER 1998

    The Fund's net asset value per share was $7.95 on January 31, 1998, a fall of 14.9% over the quarter. The closing price of the Fund's shares on the New York Stock Exchange was $7.875, a fall of 7.4% over the quarter.

    The investment objective of the Fund continues to be capital appreciation by investment primarily in equity securities of Asian companies.

    All markets in the region fell sharply over the quarter. While initially confined to emerging countries, currency and equity market weakness spread to developed markets. Economic growth expectations have been significantly downgraded, both in Japan, as a result of weak consumer sentiment and a deteriorating external environment, and elsewhere in Asia, as a result of higher than expected interest rates and growing evidence of slowing domestic demand.

    A number of factors drove the Japanese market's fall through November and December, notably continued weakness in consumer spending, the failure of several financial institutions and an ineffective government response to these problems. The rebound in January resulted from rising expectations of further fiscal stimulus, a partial recovery in Asian markets and improved satisfaction with the government's proposals for the financial system.

    Investor concern over the currency peg in Hong Kong S.A.R. led to volatility in short-term interest rates, with most of the impact felt by interest rate sensitive companies. The Fund's portfolio strategy became defensive over the quarter with a focus on the infrastructure and utility sectors at the expense of interest rate sensitive sectors.

    The market in Singapore declined as interest rates rose and real estate prices weakened. The government has responded to the crisis proactively, allowing the currency to depreciate in an effort to maintain export competitiveness. After an initial market depression, Malaysian investors responded favorably to more realistic comments from the government about a slower economic outlook and reductions in infrastructure spending, as well as the Central Bank's decision to restructure finance companies.

    South Korea endured a volatile three-month period. By year-end, the International Monetary Fund (IMF) and other nations had made funds available to offset possible loan defaults. This package was viewed positively and the market rallied in January. While economic and corporate adjustments will lead to painful restructuring, Korean exports remain competitive and the current account deficit is improving.

    The Indonesian market suffered despite aid from the IMF. Initial indications that the authorities would enforce IMF conditions and withdraw banking licenses were viewed positively. However, concerns remain over the social consequences of the slowdown in the economy. The Fund's exposure to Indonesia has been eliminated entirely.

    Returns in Thailand and the Philippines reflected the general weakness in currencies and stock markets in the region, with high interest rates leading to a sharp deterioration in economic growth. The government in Thailand remains supportive of the IMF conditions for restructuring the financial industry. In the Philippines, the currency weakened amid political concerns over the forthcoming election. Export growth remains robust as the economy shifts away from low value-added goods.

    Taiwan's market remained supported by the strong local economy. Although GDP growth is expected to fall to 5.5% in 1998, the decline will be far less severe than other Asian economies. India's market was weak, reflecting trends in the rest of Asia. Concern over the ruling party's manifesto and a weakening rupee badly affected investor sentiment.

    On February 20, 1998, the Fund announced that it is expected to convert to an open-end mutual fund named Schroder All-Asia Fund at the close of business on March 20, 1998. Schroder All-Asia Fund will have the same investment objective as the Fund. In connection with the conversion, March 16, 1998 will be the last day on which shares of the Fund can be traded on the New York Stock Exchange. In the conversion, shares of the Fund will be automatically converted to Schroder All-Asia Fund shares on a one-for-one basis. This letter does not constitute an offer to sell, nor is it a solicitation of an offer to buy, shares of Schroder All-Asia Fund.

    The Fund management team, consisting of Louise Croset and Heather Crighton, work closely with the Schroder Investment Group analysts based in ten offices throughout Asia. The focus of the Fund remains on bottom-up stock picking which drives country allocation.


                               /s/ Louise Croset
                               Louise Croset
                               President
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-----------
PERFORMANCE
-----------

                [CHART OF NET ASSET VALUE VS. SHARE PRICE FROM
                      INCEPTION TO JANUARY 31, 1998]


                      COUNTRY RETURNS
                    IN U.S. DOLLARS (1)

                                      Quarter (2)

      ---------------------------------------
      Hong Kong S.A.R.                  -13.9
      ---------------------------------------
      Japan                              -3.6
      ---------------------------------------
      Malaysia                          -30.9
      ---------------------------------------
      Singapore                         -17.0
      ---------------------------------------
      India                             -18.6
      ---------------------------------------
      Philippines                       -12.7
      ---------------------------------------
      Korea                             -11.8
      ---------------------------------------
      Indonesia                         -67.4
      ---------------------------------------
      China                             -40.7
      ---------------------------------------
      Thailand                           -0.1
      ---------------------------------------
      Taiwan                             -2.7
      ---------------------------------------

(1) The Morgan Stanley Capital International Country Indicies captures 60% of the country's total capitaliza- tion of the most "investable" stocks (determined by size, long - and short-term volume, and free float)

(2) November 1, 1997 to January 31, 1998

--------------------
TEN LARGEST HOLDINGS
--------------------

As of January 31, 1998                                  % Net Assets

    1. HSBC HOLDINGS - Hong Kong S.A.R. bank                2.7%

    2. CITIC PACIFIC LTD. - Hong Kong S.A.R.                2.7%
       conglomerate

    3. CHEUNG KONG INFRASTRUCTURE HOLDINGS -                2.7%
       Hong Kong S.A.R. construction co.

    4. SINGAPORE PRESS HOLDINGS LTD. -                      2.6%
       Singaporean publishing company

    5. HUTCHISON WHAMPOA - Hong Kong S.A.R.                 2.5%
       port operator and conglomerate

    6. CHEUNG KONG HOLDINGS LTD. - Hong                     2.4%
       Kong S.A.R. real estate company

    7. SWIRE PACIFIC LTD. `A' - Hong Kong                   2.4%
       S.A.R. aviation and property company

    8. NEW WORLD INFRASTRUCTURE LTD. - Hong                 2.3%
       Kong S.A.R. construction co.

    9. HONG KONG & CHINA GAS COMPANY                        2.2%
       LTD. - Hong Kong S.A.R. utility

    10. HUANENG POWER INTERNATIONAL                         2.1%
        LTD. - Chinese power plant operator

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---------------
DIVERSIFICATION
---------------

                         SECTOR BREAKDOWN
                   Top 5 as of January 31, 1998

      -----------------------------------------------------
         Industry                         % of Portfolio
      -----------------------------------------------------

         Capital Equipment                     20.0%

         Real Estate                           14.2%

         Services                              13.8%

         Energy                                11.1%

         Finance                                9.5%
      -----------------------------------------------------

                      GEOGRAPHIC BREAKDOWN
                      As of January 31, 1998

                            [CHART]

         Hong Kong
      S.A.R./China                        28.3%
             Japan                        20.8%
         Singapore                        10.5%
             India                         6.4%
          Malaysia                         6.1%
            Taiwan                         5.0%
       Philippines                         3.0%
             Korea                         2.6%
          Thailand                         1.3%
              Cash                        16.0%



NYSE Symbol:  SHF

The financial information included herein regarding the Fund is taken from the records of the Fund without examination by independent accountants who do not express an opinion thereon. Other information is from public sources or estimates of Schroder Capital Management International Inc., the Fund's investment adviser, and its affiliates. Statements and other information herein are as dated and are subject to change.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

This report is sent to shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

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